UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2014

ALAMOGORDO FINANCIAL CORP.

(Exact Name of Registrant as Specified in Charter)

Federal	000-29655	74-2819148
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

500 East 10th Street, Alamogordo, New Mexico	88310
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (575) 443-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	Completion of Acquisition or Disposition of Assets

As previously disclosed, on August 29, 2014, Alamogordo Financial Corp. and its wholly owned subsidiary, Bank’34, completed their acquisition of Bank 1440. The acquisition was consummated in accordance with an Agreement and Plan of Merger, dated as of June 25, 2013, as amended, by and among Alamogordo Financial Corp., Bank’34 and Bank 1440.

This Form 8-K amendment provides certain financial information of Bank 1440 and certain pro forma financial information of Alamogordo Financial Corp. combined with Bank 1440 as required by Securities and Exchange Commission Rules.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Attached hereto as Exhibit 99.2 are the audited financial statements of Bank 1440 as of and for the years ended December 31, 2013 and 2012. Attached hereto as Exhibit 99.3 are the unaudited financial statements of Bank 1440 as of June 30, 2014 and for the six months ended June 30, 2014 and 2013.

(b)	Pro Forma Financial Information

Attached hereto as Exhibit 99.4 is the required unaudited pro forma financial information of Alamogordo Financial Corp. as of June 30, 2014 and for the year ended June 30, 2014.

(d)	Exhibits

Exhibit No.	Description

99.2	Audited financial statements of Bank 1440 as of and for the years ended December 31, 2013 and 2012 (incorporated by reference to Annex E to the proxy statement/prospectus of Alamogordo Financial Corp. (File no. 333-92913), filed with the Securities and Exchange Commission on May 22, 2014)

99.3	Unaudited financial statements of Bank 1440 as of June 30, 2014 and December 31, 2013 and for the six months ended June 30, 2014 and 2013

99.4	Unaudited pro forma financial information of Alamogordo Financial Corp. as of June 30, 2014 and for the year ended June 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALAMOGORDO FINANCIAL CORP.

DATE: November 14, 2014	By:	/s/ Jill Gutierrez
Jill Gutierrez
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.2	Audited financial statements of Bank 1440 as of and for the years ended December 31, 2013 and 2012 (incorporated by reference to Annex E to the proxy statement/prospectus of Alamogordo Financial Corp. (File no. 333-92913), filed with the Securities and Exchange Commission on May 22, 2014)

99.3	Unaudited financial statements of Bank 1440 as of June 30, 2014 and December 31, 2013 and for the six months ended June 30, 2014 and 2013

99.4	Unaudited pro forma financial information of Alamogordo Financial Corp. as of June 30, 2014 and for the year ended June 30, 2014